SUPPLEMENT TO THE VARIABLE LIFE PROSPECTUS DATED APRIL 28, 2025

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE POLICIES

SEPARATE ACCOUNT VL-R

Platinum Choice VUL 2

This supplement updates certain information in Appendix A - Underlying Funds Available Under the Contract in the most recent Prospectus. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Effective on or about July 28, 2025, the SA Wellington Government and Quality Bond Portfolio is renamed the SA Goldman Sachs Government and Quality Bond Portfolio and Goldman Sachs Asset Management L.P. became its subadvisor as below:

Former Underlying Fund Name	New Underlying Fund Name

SA Wellington Government and Quality Bond Portfolio Adviser: SunAmerica Asset Management, LLC Sub-Adviser:Wellington Management Company LLP	SA Goldman Sachs Government and Quality Bond Portfolio Adviser: SunAmerica Asset Management, LLC Sub-Adviser: Goldman Sachs Asset Management L.P.

All references to the above Underlying Funds in the Prospectus are replaced accordingly.

Dated:  July 28, 2025

Please keep this Supplement with your Prospectus